UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2017

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VALVOLINE INC.
(Exact name of registrant as specified in its charter)

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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Company.

On November 20, 2017, Valvoline LLC, a wholly-owned subsidiary of Valvoline Inc. (the “Company”), Lex Capital LLC, a wholly-owned subsidiary of Valvoline LLC (“LEX”), the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators (all as defined in the Transfer and Administration Agreement) and PNC Bank, National Association, as agent for the Investors entered into a First Amendment (the “Amendment”) to the Transfer and Administration Agreement, dated as of November 29, 2016 (the “AR Securitization Facility”).
The Amendment to the AR Securitization Facility extends the term of facility thereunder to November 19, 2020 (from November 27, 2017).  In addition, LEX may, from time to time, obtain up to $175 million (an increase from $125 million), in the form of cash or letters of credit for the benefit of Valvoline LLC, from the Investors through the sale of an undivided interest in accounts receivables, related assets and collections acquired by LEX from Valvoline LLC pursuant to a Sale Agreement by and between the parties. The AR Securitization Facility contains various customary affirmative and negative covenants, and it also contains customary default and termination provisions which provide for acceleration of amounts owed under the AR Securitization Facility upon the occurrence of certain specified events with respect to LEX or Valvoline LLC, including, but not limited to, the failure to pay interest (“yield”) and other amounts due, defaults on certain indebtedness, certain judgments, insolvency events, change in control, breach of certain financial covenants and breach of certain financial ratios designed to capture events negatively affecting the overall credit quality of the accounts receivable purchased by LEX.
The foregoing description of the Amendment is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ending December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Dated: November 28, 2017	By:	/s/ Julie M. O’Daniel
Julie M. O’Daniel
Senior Vice President, General Counsel & Corporate Secretary